SCHEDULE 14C
                                 (Rule 14c-101)
                  INFORMATION REQUIRED IN INFORMATION STATEMENT
                            SCHEDULE 14C INFORMATION

              Information Statement Pursuant to Section 14(c)of the
                         Securities Exchange Act of 1934

Check the appropriate box:

[ ]      Preliminary information statement
[X]      Definitive information statement
[ ] Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))

                           LOCKWAVE TECHNOLOGIES, INC.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)



Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

         1)     Title of each class of securities to which transaction applies:

                not applicable
                --------------------------------------------------------------

         2)     Aggregate number of securities to which transaction applies:

                not applicable
                --------------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                not applicable
                --------------------------------------------------------------


         4)     Proposed maximum aggregate value of transaction:

                not applicable
                --------------------------------------------------------------


         5)     Total fee paid:

                not applicable
                --------------------------------------------------------------


         [ ]    Fee paid previously with preliminary materials.

                --------------------------------------------------------------

[  ]     Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)     Amount previously paid:

                --------------------------------------------------------------

         2)     Form, Schedule or Registration Statement No.:

                --------------------------------------------------------------

         3)     Filing Party:

                --------------------------------------------------------------

         4)     Date Filed:

                --------------------------------------------------------------

                           LOCKWAVE TECHNOLOGIES, INC.
                              1940 Deer Park Avenue
                                    Suite 390
                            Deer Park, New York 11729

------------------------------------------------------------------------------

                              INFORMATION STATEMENT

                               March 18, 2003

-------------------------------------------------------------------------------

                  We Are Not Asking You for a Proxy and You Are
                        Requested Not To Send Us a Proxy

     This Information Statement is furnished by the Board of Directors of Lockwave Technologies, Inc., a Nevada corporation ("Lockwave," "our," and "us"), to the record holders of our shares of common stock, par value $.001 per share, at the close of business on February 27 ("Record Date") that were not solicited by the Lockwave, pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934 ("Exchange Act").

     Lockwave's Board of Directors has unanimously approved the following actions:

        o A proposal to amend our Articles of Incorporation to change the name of the Lockwave to "Edison Renewables, Inc.";

        o A proposal to amend our Articles of Incorporation to provide for the authority to issue shares of preferred stock;

        o A proposal to amend our Articles of Incorporation to increase our authorized shares of common stock from 50,000,000 to 200,000,000;

        o A proposal to amend our Articles of  Incorporation to give effect to
          a  one-for-two   hundred   reverse  stock  split  of  our  issued  and
          outstanding shares of our common stock; and

        o A proposal to adopt the Lockwave Technologies, Inc. 2003 Equity Participation Plan.

   Stockholders of record at the close of business on February 27, 2003 shall be entitled to receive this information statement

     We have received the consent of a majority, or approximately 59% of the issued and outstanding shares of our common stock for the actions described above. A Certificate of Amendment to our Articles of Incorporation, which will effect the actions described above, will not be filed with the Nevada Secretary of State until a date which is at least twenty (20) days after the filing of our Definitive Information Statement.

     This Information Statement will be sent on or about March 19, 2003 to Lockwave's stockholders of record who have not been solicited for their consent of this corporate action.

  This is not a notice of a meeting of stockholders and no stockholders meeting will be held to consider any matter described in this information statement.

                           Forward-Looking Statements

     Certain information contained in this information statement may include "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, and is subject to the safe harbor created by that act. We caution readers that certain important factors may affect our actual results and could cause such results to differ materially from any forward-looking statements which may be deemed to have been made in this information statement or which are otherwise made by or on behalf of us. For this purpose, any statements contained in this information statement that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as "may," "will," "expect," "believe," "explore," "consider," "anticipate," "intend," "could," "estimate," "plan," or "continue" or the negative variations of those words or comparable terminology are intended to identify forward-looking statements. Factors that may affect our results include, but are not limited to, the risks and uncertainties associated with:

        o our ability to raise capital necessary to sustain our anticipated operations and implement our proposed business plan,
        o our ability to implement our proposed business plan,
        o our ability to obtain regulatory permits and approvals to operate in the renewable energy industry, as applicable,
        o our ability to identify and complete acquisitions and successfully integrate the businesses we acquire, if any,
        o our  ability  to  employ  and  retain  qualified  management  and employees,
        o changes in government regulations that are applicable to our anticipated renewable energy business,
        o changes in the demand for our services,
        o the degree and nature of our competition,
        o our ability to generate sufficient cash to pay our creditors, and
        o disruption  in the economic and  financial  conditions  primarily from the impact of past  terrorist  attacks in the United States,
          threats  of  future  attacks,   police  and  military  activities
          overseas and other disruptive worldwide political events.

We are also subject to other risks detailed from time to time in our Securities and Exchange Commission filings. Any one or more of these uncertainties, risks and other influences could materially affect our results of operations and whether forward-looking statements made by us ultimately prove to be accurate. Our actual results, performance and achievements could differ materially from those expressed or implied in these forward-looking statements. We undertake no obligation to publicly update or revise any forward-looking statements, whether from new information, future events or otherwise.

                                Voting Securities

     The record date of stockholders entitled to receive notice of this corporate action by Lockwave is the close of business on February 27, 2003. On this date, Lockwave had 42,895,000 shares of common stock issued and outstanding. Each share is entitled to one vote on any matter which may properly come before the stockholders and there is no cumulative voting right on any shares. Pursuant to applicable Nevada law, and our Articles of Incorporation and By-Laws, there are no dissenter's or appraisal rights relating to the matters set forth above.

     All matters to be voted on require an affirmative vote of a majority of the issued and outstanding shares of our common stock. As discussed above, we have solicited and received the written consent from the holders of a majority of the issued and outstanding shares of Lockwave's common stock.

                    Changes In Control Since Last Fiscal Year

     A change of control of Lockwave occurred on July 26, 2001, when Imojo, Inc. transferred 24,125,000 shares of common stock of Lockwave (representing approximately 56% of our issued and outstanding common stock) to Imojo Group, LLC in consideration for the forgiveness of a debt owed by Imojo, Inc. to Imojo Group, LLC. Based on information provided to us, by Imojo Group, LLC, the sole member of Imojo Group, LLC also owns approximately 55% of the capital stock of Imojo, Inc.

         Security Ownership of Certain Beneficial Owners and Management

     The following table sets forth certain information as of February 27, 2003 regarding the beneficial ownership of Lockwave's common stock by

        o each person who we believe to be the beneficial owner of more than 5% of our outstanding shares of common stock,
        o our current director,
        o our current executive officer, and
        o by our current executive officer and director as a group.

Name and Address of Management
Person and Name and Address
of Beneficial Owner                     Number            Percent
-------------------                     ------            -------
Corey Morrison (1)                   24,125,000            56.2%
1940 Deer Park Avenue
Deer Park, New York 11729

Paul S. Steo                          1,000,000             2.3%
227 Blue Point Road W.
Holtsville, New York 11742

Directors and executive officers
as a group (1 person)                 1,000,000             2.3%
---------------------------------

(1) The record holder of these shares is Imojo Group, LLC, a limited liability company which is wholly-owned by Corey Morrison.

          Amendment To Our Articles of Incorporation To Change Our Name

     Our current name, Lockwave Technologies, Inc. is descriptive of our virtual storage business which we ceased in September, 2001 to explore other business opportunities and to raise working capital to facilitate our plans to change our business direction. We currently plan to seek opportunities to develop business in the renewable energy market which may include acquisitions or business combinations with operating companies. We believe that our current name, Lockwave Technologies, Inc. does not reflect our anticipated future business model, and in the view of our Board of Directors, will be confusing to our potential targeted customers, potential acquisition candidates, if any, the investing public and others with whom we have or may have business relationships in the future. We believe that keeping our current name will be a hindrance to our development.

     Accordingly, Lockwave's Board of Directors and stockholders owning a majority of our issued and outstanding shares of common stock determined it would be in the best interest of Lockwave and our stockholders to change our name to "Edison Renewables, Inc.," a name which reflects our anticipated renewable energy business activity. With the filing of the Certificate of Amendment to our Articles of Incorporation, our Articles of Incorporation will be amended to change our name to "Edison Renewables, Inc."

     The adoption of the Amendment to our Articles of Incorporation described above requires the affirmative vote of at least a majority of the votes entitled to be cast by all shares of capital stock issued, outstanding and entitled to vote on the Record Date. As discussed above, stockholders owning a majority of our voting stock have approved this amendment.

                   Amendment To Our Articles of Incorporation
                To Provide For Authority To Issue Preferred Stock

     Our Board of Directors and stockholders owning a majority of our issued and outstanding shares of common stock have approved an amendment to our Articles of Incorporation to provide for the authority to issue up to 20,000,000 shares of preferred stock, $.001 par value, in one or more classes or series, and to fix the relative rights and preferences of the shares, including voting powers, dividend rights, liquidation preferences, redemption rights and conversion privileges.

     The preferred stock, when approved and authorized, may be utilized for various corporate purposes such as consideration in connection with future corporate acquisitions, if any, and to raise additional capital, among other things. Our Board believes it is desirable to have our authorized capital sufficiently flexible so that future business needs and corporate opportunities may be dealt with by our Board of Directors without undue delay or the necessity of holding a special stockholders' meeting. We have no specific plans at this time to issue shares of preferred stock. In any event, although we expect to issue shares of preferred stock in the future for these purposes, we have not determined and cannot predict when we will issue such shares in the future, how many shares we will issue, or what the terms and preferences of any shares of preferred stock may be.

     The preferred stock may be issued from time to time as our Board of Directors may determine without further action of our stockholders. Although our Board has no current plans to utilize such shares to entrench present management, it may, in the future, be able to use the shares as a defensive tactic against hostile takeover attempts. The authorization of such shares will have no current anti-takeover effect. No hostile takeover attempts are, to our management's knowledge, currently threatened. There are no provisions in our Articles of Incorporation or By-Laws or other material agreements to which we are a party that would, in our management's judgment, have an anti-takeover effect.

     The proposed preferred stock could dilute the ownership interest of our existing stockholders. In addition, because of its broad discretion with respect to the creation and issuance of preferred stock without stockholder approval, our Board of Directors could adversely affect the voting power of the holders of common stock by granting supervoting powers to the holders of shares of preferred stock. Also, our Board could issue preferred stock that have a preferential right to the holders of common stock with respect to dividends and upon liquidation. Further, conversion and redemption rights granted to the holders of preferred shares could adversely affect the holders of common stock.

     The authority to be given to our Board of Directors pursuant to the proposed amendment to our Articles of Incorporation is attached as Appendix A to this information statement.

     The adoption of the Amendment to our Articles of Incorporation described above requires the affirmative vote of at least a majority of the votes entitled to be cast by all shares of capital stock issued, outstanding and entitled to vote on the Record Date. As discussed above, stockholders owning a majority of our voting stock have approved this amendment.

             Amendment To Our Articles Of Incorporation To Increase
                        Authorized Shares Of Common Stock

     Our Articles of Incorporation currently authorizes the issuance of 50,000,000 shares of common stock, par value $.001 per share. Our Board of Directors and stockholders owning a majority of our issued and outstanding shares of common stock have adopted resolutions approving an amendment to our Articles of Incorporation to increase the number of authorized shares of common stock from 50,000,000 shares to 200,000,000 shares.

     The purpose of increasing the number of authorized shares of common stock is to provide additional authorized shares which may be issued in the future to facilitate corporate purposes as the Board of Directors may determine in its discretion. These corporate purposes may include future stock splits, stock dividends or other distributions, future financings, acquisitions, stock options, stock grants and other equity benefits under employee benefit plans, or as compensation to employees or consultants. The increase in the number of authorized shares of common stock would also enable the us to promptly take advantage of market conditions and the availability of favorable opportunities that may arise in the future without the delay and expense associated with holding a meeting of stockholders to obtain approval to increase the number of shares of common stock authorized for issuance at that time.

     We may seek to raise funds and/or use our common stock, or preferred stock or warrants which are convertible or exercisable into common stock, to acquire operating companies or to obtain financing. Also, we may decide to issue shares of common stock for other corporate purposes as mentioned above. Consequently, we desire to increase the number of authorized shares of our common stock. Other than described in this section of the information statement, possibly granting of warrants or options, possibly raising of additional equity capital and possibly acquiring operating companies, we have no specific plans at this time to issue additional shares of common stock. In any event, although we expect to issue shares of common stock in the future for these purposes, we have not determined and cannot predict when we will issue shares in the future or how many shares we will issue, beyond our current number of authorized shares of common stock.

     After filing the amendment to our Articles of Incorporation, the Board of Directors will be authorized to issue any of the additional authorized shares of common stock at such times, to such persons and for such consideration as it may determine in its discretion, except as may otherwise be required by applicable law or the rules of any exchange on which the common stock may be listed. At the present time our shares of our common stock are traded over-the-counter on NASD's Bulletin Board.

     One result of an increase in the number of shares of authorized common stock may be to help the Board of Directors discourage or render more difficult a change in control. For example, the additional shares could be issued to dilute the voting power of, create voting impediments for, or otherwise frustrate the efforts of, persons seeking to effect a takeover or gain control of Lockwave, whether or not the change of control is favored by a majority of unaffiliated stockholders. Lockwave could also privately place shares with purchasers who might side with the Board of Directors in opposing a hostile takeover bid. The Board of Directors currently has no intention of using the additional shares for anti-takeover purposes, although the Board of Directors could theoretically use the additional shares to make it more difficult or to discourage an attempt to acquire control of the control. The Board of Directors is not aware of any proposed or contemplated transaction of this type.

     The issuance of any additional shares of common stock would also have the effect of diluting the equity interests of existing stockholders and the earnings per share of existing shares of common stock. That dilution may be substantial, depending upon the amount of shares issued.

     The newly authorized shares of common stock will have voting and other rights identical to those of the currently authorized shares of common stock. Under our Articles of Incorporation, holders of common stock do not have preemptive rights. The amendment to increase the number of authorized shares will have no effect on the legal rights of the holders of the existing shares of common stock.

     The adoption of the Amendment to our Articles of Incorporation described above requires the affirmative vote of at least a majority of the votes entitled to be cast by all shares of capital stock issued, outstanding and entitled to vote on the Record Date. As discussed above, stockholders owning a majority of our voting stock have approved this amendment.

            Amendment To Our Articles Of Incorporation To Give Effect
                 To A One-for-Two-Hundred Reverse Stock Split Of
                     Our Issued And Outstanding Common Stock

     Our Board of Directors and stockholders owning a majority of Lockwave's issued and outstanding shares of common stock have approved an amendment to our Articles of Incorporation to give effect to a one-for-two hundred reverse stock split of the issued and outstanding shares of our common stock. Our shares of common stock have traded infrequently and at very low prices for some time. The Board of Directors has authorized the reverse stock split to reduce the number of outstanding shares with the expectation that each share will trade at a higher price and to strategically situate Lockwave as we seek to develop its business and possibly acquire or merge with companies with operating businesses.

     Stockholders should recognize that if the reverse stock split is effectuated, they will own one-half of one percent of the number of shares of common stock they presently own and that there can be no assurance that the market price of the common stock will, in fact, correspondingly increase by 200 times following the consummation of the reverse stock split or, even if the price does increase by 200 times, that the post reverse stock split market price will be sustained. Also, the possibility does exist that liquidity could be materially and adversely affected by the reduced number of shares that would be outstanding after the reverse stock split. Consequently, there can be no assurance that the reverse stock split will achieve the desired results that have been outlined above.

     Except as a result of the receipt by some stockholders of additional shares as a result of rounding up fractional shares as described below, the reverse stock split, in itself, will not affect any stockholder's percentage holdings in Lockwave.

     The authorized capital stock of Lockwave consists of 50,000,000 shares of common stock and we will be amending our Articles of Incorporation to increase this number to 200,000,000 shares of common stock, as described in one of the proposals above. The number of shares of authorized capital stock will not be effected by the reverse stock split. As of February 27, 2003, Lockwave had 42,895,000 shares issued and outstanding. The reverse stock split will reduce this number to 214,475.

     As a result of the reverse stock split, the number of shares of common stock authorized and available for issuance will increase from:

        o 7,105,000 shares of common stock to 49,785,525 if 50,000,000 shares of common stock are authorized for issuance, and

        o 157,105,000 shares of common stock to 199,785,525 if the number of shares authorized for issuance is increased from 50,000,000 to 200,000,000 shares as described in the proposal above relating to the amendment to our Articles of Incorporation to increase our authorized shares of common stock.

     In either case, the increase in the number of shares of common stock authorized and available for issuance resulting from the reverse split could be used for any corporate purpose, including, among other things, future financing, acquisitions, stock options, stock grants and other equity benefits under employee benefit plans, or as compensation to employees or consultants. All of the above could result in significant dilution to the stockholder's ownership interest in Lockwave.

     The reverse stock split will become effective on the opening of business on the day following the record date stated in the amended Articles of Incorporation (the "Effective Date") and the stockholders who held shares of our common stock as of the close of business on the Record Date will be notified as soon as practicable after the Effective Date that the reverse stock split has been effected. Our transfer agent will act as its exchange agent to act for the Record Holders in implementing the exchange of their certificates. The substance of the amendment to our Articles of Incorporation which will effect the reverse stock split is attached to this information statement as Appendix B.

     As soon as practicable after the Effective Date, Record Holders will be notified and requested to surrender their certificates representing shares of pre-split common stock ("Old

Common Stock") to the exchange agent in exchange for certificates representing post-split common stock ("New Common Stock"). One share of New Common Stock will be issued in exchange for each 200 shares of Old Common Stock. Any fractional shares resulting from the reverse stock split will be rounded up to the nearest whole number. For record holders of multiple certificates, we will aggregate the shares and divide by the split ratio. In the case of street name holders, the Lockwave's transfer agent will convert the certificates in accordance with instructions from the street name holders. Any certificates for shares of Old Common Stock not so surrendered shall be deemed to represent one share of New Common Stock for each 200 shares of Old Common Stock previously represented by such certificate.

     The number of shares which will result in fractional interests cannot be precisely predicted as we cannot determine in advance the number of stockholders whose total holdings are not evenly divisible by 200. It is not anticipated that a substantial number of shares will be required to be issued to round up fractional interests.

     The adoption of the Amendment to our Articles of Incorporation described above requires the affirmative vote of at least a majority of the votes entitled to be cast by all shares of capital stock issued, outstanding and entitled to vote on the Record Date. As discussed above, stockholders owning a majority of our voting stock have approved this amendment.

                 Adoption of our 2003 Equity Participation Plan

     The Board of Directors has adopted the 2003 Equity Participation Plan and has reserved up to 50,000,000 shares of common stock for issuance upon the exercise of stock options or as restricted stock grants. Stockholders owning a majority of our issued and outstanding shares of common stock have adopted resolutions approving and ratifying our 2003 Equity Participation Plan. The following statements include summaries of certain provisions of the plan.

     The statements do not purport to be complete and are qualified in their entirety by reference to the provisions of the plan, a copy of which is attached as Appendix C to this information statement and is available at our offices.

General Information

     The plan provides for the granting of restricted stock and options to purchase up to a maximum of 50,000,000 shares of common stock, $.001 par value per share, of Lockwave. The plan was adopted by our Board of Directors on February 24, 2003.

     The plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, nor is it a "qualified" plan under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"). The plan provides for appropriate adjustments in the number of reserved shares in the event of stock dividends, stock splits, recapitalizations and other changes in our capital structure. The plan also provides for reload options (which are described below under the heading "Reload Feature") and alternate stock appreciation rights.

Purpose

     The purpose of the plan is to advance the interests of Lockwave by inducing individuals or entities of outstanding ability and potential to join and remain with, or provide consulting or advisory services to, us and our subsidiaries Lockwave, by encouraging and enabling eligible employees, non-employee directors, consultants and advisors, and non-employees to whom an offer of employment has been extended, to acquire proprietary interests in Lockwave, and by providing such employees, non-employee directors, consultants, advisors, and non-employees with an additional incentive to promote the success of Lockwave.

Administration

     The plan provides for its administration by the Board or by a committee consisting of at least two individuals chosen by the Board. The Board or the committee has authority (subject to the provisions of the plan) to select from the group of eligible employees, non-employees to whom an offer of employment has been extended, non-employee directors, consultants and advisors the individuals or entities to whom restricted stock or options will be granted, and to determine the times at which and the exercise price for which options will be granted. The Board or the committee is authorized to interpret the plan and the interpretation and construction by the Board or the committee of any provision of the plan or of any option granted thereunder shall be final and conclusive. The receipt of options or restricted stock by directors or any members of the committee shall not preclude their vote on any matters in connection with the administration or interpretation of the plan. We currently do not have a committee to administer the plan. Accordingly the Board administers the plan at this time.

Eligibility - Generally

     Subject to certain limitations and conditions in the plan, restricted stock and options to purchase shares may be granted to persons who, in the case of incentive stock options, are employees of, either Lockwave or any parent or subsidiary of Lockwave including directors and officers of Lockwave and non-employees to whom an offer of employment has been extended, or in the case of nonstatutory stock options and restricted stock grants, are employees including directors and officers or non-employee directors or certain consultants or advisors to, either Lockwave or any parent or subsidiary of Lockwave and non-employees to whom an offer of employment has been extended. At March 17, 2003, one employee was eligible to receive options or restricted stock grants under the plan.

Stock Options

     Nature of Options

     The Board or the committee may grant options under the plan which are intended to meet the requirements of Section 422 of the Code relating to "incentive stock options." The Board or committee may also grant option under the plan that do not so qualify which we refer to as

"nonstatutory stock options". The federal income tax consequences of the grant and exercise of incentive stock options and nonstatutory stock options are described below under "Federal Income Tax Consequences."

     Reload Feature

     The Board or the committee may grant options with a reload feature subject to the terms of the plan, applicable only when options being exercised by a holder are paid by delivery of shares of common stock or by having Lockwave reduce the number of shares otherwise issuable to a holder ("Net Exercise"). The reload stock option allows the holder to exercise an option (the "First Option") and to receive another option (the "Reload Option") for

        o the number of shares of common stock used to pay for the First Option (or not issued in the case of Net Exercise), and

        o with respect to Nonstatutory Stock Options, the number of shares of common stock used to satisfy any tax withholding requirement incident to the exercise of those Nonstatutory Stock Option.

A Reload Option may also have a reload feature. The reload feature must be included in the stock option agreement entered into by Lockwave and the holder of the option. The term of the Reload Option shall be equal to the remaining option term of the First Option.

     Option Price

     The option price of the shares underlying an incentive stock option may not be less than the fair market value (as such term is defined in the plan) of the shares of common stock on the date upon which the option is granted. In addition, in the case of a recipient of an incentive stock option who, at the time the option is granted, owns more than 10% of the total combined voting power of all classes of stock of Lockwave or of a parent or subsidiary corporation of Lockwave (a "10% Stockholder"), the option price of the shares subject to that option must be at least 110% of the fair market value of the shares of common stock on the date upon which that option was granted.

     The option price of shares of common stock underlying nonstatutory stock options will be determined by the Board or the committee, in its discretion, at the time of grant and need not be equal to or greater than the fair market value for shares of our common stock.

     On March 17, 2003, the closing price for our common stock, as on the over-the-counter bulletin board, was $.0020 per share, as reported by Nasdaq.

     Exercise of Options

     Option holders may exercise options granted under the plan by delivering a written notice to Lockwave indicating of the number of shares of common stock with respect to which the option is being exercised. The notice shall be accompanied, or followed within 10 days, by payment of the full option price for the shares of common stock which shall be made by the holder's delivery of

        o a check payable to the order of Lockwave in such amount, or

        o previously acquired shares of common stock, the fair market value of which shall be determined as of the date of exercise, or

        o if provided for in the stock option agreement, a check in an amount at least equal to the par value of the common stock being acquired, together with a promissory note, in the form and upon such terms as are acceptable to the Board or the committee, in an amount equal to the balance of the exercise price, or

        o a combination of any of the above methods.

     Duration of Options

     No incentive stock option granted under the plan shall be exercisable after the expiration of ten years from the date of its grant. However, if an incentive stock option is granted to a 10% Stockholder, that option shall not be exercisable after the expiration of five years from the date of its grant.

     Nonstatutory stock options granted under the Plan may be of a duration that the Board or the committee determines.

     Non-Transferability

     Options granted under the plan are not transferable otherwise than by will or the laws of descent and distribution and generally, those options are exercisable, during an optionee's lifetime, only by the optionee. A nonstatutory stock option may be transferred, upon the approval of the Board or the committee, in whole or in part during a holder's lifetime, to a holder's family members, through a gift or domestic relations order, subject to the terms and conditions of the plan.

     Death, Disability or Termination of Employment

     Subject to the terms of the stock option agreement pursuant to which options are granted, if the employment of an employee or the services of a non-employee director, consultant or advisor to, Lockwave or a parent or subsidiary corporation of Lockwave shall be terminated for cause, or such employment or services shall be terminated voluntarily by the employee, non-employee director, consultant or advisor, or a non-employee to whom an offer of employment was extended declines the offer, or Lockwave withdraws the offer of employment to that non-employee to whom an offer of employment has been extended, any options held by those persons or entities shall expire immediately. If such employment or services shall terminate other than by reason of death or disability, voluntarily by the employee, non-employee director, consultant or advisor, or for cause, then, subject to the terms of the stock option agreement pursuant to which options are granted, such option may be exercised at any time within three months after such termination, but in no event after the expiration of the option. For purposes of the plan, the retirement of an individual either pursuant to a pension or retirement plan adopted by Lockwave or at the normal retirement date prescribed from time to time by Lockwave is deemed to be a termination of such individual's employment other than voluntarily by the employee or for cause.

     Subject to the terms of the stock option agreement pursuant to which options are granted, if an option holder under the plan

        o dies while employed by Lockwave or a parent or subsidiary corporation of Lockwave or while serving as a non-employee director of, or consultant or advisor to, Lockwave or a parent or its subsidiary corporation of Lockwave, or

        o dies within three months after the termination of his employment or services other than voluntarily or for cause,

then such option may be exercised by the estate of the employee, non-employee director, consultant or advisor, or by a person who acquired such option by bequest or inheritance from the deceased option holder, at any time within one year after his death.

     Subject to the terms of the stock option agreement pursuant to which options are granted, if the holder of an option under the plan ceases employment or services because of permanent and total disability (within the meaning of Section 22(e)(3) of the Code) while employed by, or while serving as a non-employee director of, or consultant or advisor to, Lockwave, or a parent or subsidiary corporation of Lockwave, then that option may be exercised at any time within one year after his termination of employment, termination of directorship, or termination of consulting or advisory arrangement or agreement due to the disability.

Restricted Stock Grants

     Nature of Restricted Stock Grants

     The Board or the committee may authorize restricted stock grants under the plan. Restricted stock grants may be made either alone or in addition to stock options granted under the plan.

Vesting

     The Board or the committee may specify the vesting periods of the restricted stock grant and other terms and conditions which the Board or committee deems appropriate.

     In determining vesting requirements of restricted stock grants, the Board or committee may impose restrictions which it may deem advisable including among other things, length of service of the grantee, corporate performance and attainment of individual or group performance objectives.

     Ownership

     During the period while the restricted stock grants are subject to restriction or have not vested, the grantee will be the record owner of the shares of common stock underlying the restricted stock grant. Accordingly, the holder is entitled to vote those shares. However, any dividends or other distributions on those shares of common stock will be held by Lockwave or a third party subject to the same restrictions as the restricted stock grant.

     Forfeiture

     Unless the Board of committee determines otherwise at the time of the restricted stock grant, generally, a grantee will forfeit all shares of common stock underlying restricted stock grants which have not previously vested, if the grantee is no longer employed or engaged by, or serves as a director of, Lockwave or its parent or its subsidiary. All forfeited shares of common stock shall be returned to Lockwave, along with any dividends or other distributions on those shares, if any. However, if the Board approves a plan of liquidation, or merger or consolidation in which more than 50% of the continued voting power of Lockwave or the entity surviving in the transaction is no longer represented by voting securities in Lockwave, the restricted stock grant will automatically vest.

     Non-Transferability

     Shares  of  common  stock  underlying   restricted  stock  grants  are  not
transferable until those shares vest.

Amendment and Termination

     The plan (but not options or restricted stock granted under the plan) shall terminate on February 23, 2013, ten years from the date that it was adopted by the Board. Subject to certain limitations, the plan may be amended or modified from time to time or terminated at an earlier date by the Board or by the stockholders.

Plan Benefits

     At March 17, 2003 there were no grants of options to purchase shares of our common stock or stock grants under the Plan.

Federal Income Tax Consequences

     Nonstatutory Stock Options

     Under the Code and the Treasury Department Regulations (the "Regulations"), a nonstatutory stock option does not ordinarily have a "readily ascertainable fair market value" when it is granted. This rule will apply to Lockwave's grant of non-statutory stock options. Consequently, the grant of a nonstatutory stock option to an optionee will result in neither income to him nor a deduction to us. Instead, the optionee will recognize compensation income at the time he exercises the nonstatutory stock option in an amount equal to the excess, if any, of the then fair market value of the shares transferred to him over the option price. Subject to the applicable provisions of the Code and the Regulations regarding withholding of tax, a deduction will be allowable to us in the year of exercise in the same amount as is includable in the optionee's income.

     For purposes of determining the optionee's gain or loss on the sale or other disposition of the shares transferred to him upon exercise of a nonstatutory stock option, the optionee's basis in those shares will be the sum of his option price plus the amount of compensation income recognized by him on exercise. That gain or loss will be capital gain or loss and will be long-term if the common stock were held for more than twelve months, or short term if the common stock were held for twelve months or less. No part of any such gain will be an "item of tax preference" for purposes of the "alternative minimum tax."

     Incentive Stock Options

     Options granted under the plan which qualify as incentive stock options under Section 422 of the Code will be treated as follows:

     Except to the extent that the alternative minimum tax rule described below applies, no tax consequences will result to the optionee or us from the grant of an incentive stock option to, or the exercise of an incentive stock option by, the optionee. Instead, the optionee will recognize gain or loss when he sells or disposes the shares transferred to him upon exercise of the incentive stock option. For purposes of determining such gain or loss, the optionee's basis in such shares will be his option price. If the date of sale or disposition of such shares is at least two years after the date of the grant of the incentive stock option, and at least one year after the transfer of the shares to him upon exercise of the incentive stock option, the optionee will realize long-term capital gain treatment upon their sale or disposition.

     Generally, we will not be allowed a deduction with respect to an incentive stock option. However, if an optionee fails to meet the foregoing holding period requirements (a so called disqualifying disposition), any gain recognized by the optionee upon the sale or disposition of the shares transferred to him upon exercise of an incentive stock option will be treated in the year of such sale or disposition as ordinary income, rather than capital gain, to the extent of the excess, if any, of the fair market value of the shares at the time of exercise (or, if less, in certain cases the amount realized on such sale or disposition) over their option price, and in that case we will be allowed a corresponding deduction.

     For purposes of the alternative minimum tax, the amount, if any, by which the fair market value of the shares transferred to the optionee upon such exercise exceeds the option price will be included in determining the optionee's alternative minimum taxable income. In addition, for purposes of such tax, the basis of such shares will include such excess.

     To the extent that the aggregate fair market value (determined at the time the option is granted) of the shares of common stock with respect to which incentive stock options are exercisable for the first time by the optionee during any calendar year exceeds $100,000, those options will not be incentive stock options. In this regard, upon the exercise of an option which is deemed, under the rule described in the preceding sentence, to be in part an incentive stock option and in part a nonstatutory stock option, under existing Internal Revenue Service guidelines, we may designate which shares issued upon exercise of such options are incentive stock options and which shares are nonstatutory stock options. In the absence of such designation, a pro rata portion of each share issued is to be treated as issued pursuant to the exercise of an incentive stock option and the balance of each share treated as issued pursuant to the exercise of a nonstatutory stock option.

     The ratification of the adoption of our 2003 Equity Participation Plan described above requires the affirmative vote of at least a majority of the votes entitled to be cast by all shares of capital stock issued, outstanding and entitled to vote on the Record Date. As discussed above, stockholders owning a majority of our voting stock have ratified the adoption of this plan.


                                             By Order of the Board of Directors:
                                             Paul S. Steo, President

                                                                APPENDIX A

The Board of Directors hereby is vested with the authority to provide for the issuance of the Preferred Stock, at any time and from time to time, in one or more series, each of such series to have such voting powers, designations, preferences and relative participating, optional, conversion and other rights, and such qualifications, limitations or restrictions thereon as expressly provided in the resolution or resolutions duly adopted by the Board of Directors providing for the issuance of such shares or series thereof. The authority which hereby is vested in the Board of Directors shall include, but not be limited to, the authority to provide for the following matters relating to each series of the Preferred Stock:

                (i)     The designation of any series.

                (ii) The number of shares initially constituting any such series.

                (iii) The increase, and the decrease to a number not less than the number of the outstanding shares of any such series, of the number of shares constituting such series theretofore fixed.

                (iv) The rate or rates and the times at which dividends on the shares of Preferred Stock or any series thereof shall be paid, and whether or not such dividends shall be cumulative, and, if such dividends shall be cumulative, the date or dates from and after which they shall accumulate.

                (v) Whether or not the shares of Preferred Stock or series thereof shall be redeemable, and, if such shares shall be redeemable, the terms and conditions of such redemption, including, but not limited to, the date or dates upon or after which such shares shall be redeemable and the amount per share which shall be payable upon such redemption, which amount may vary under different conditions and at different redemption dates.

                (vi) The amount payable on the shares of Preferred Stock or series thereof in the event of the voluntary or involuntary liquidation, dissolution or winding up of the Corporation; provided, however, that the holders of shares ranking senior to other shares shall be entitled to be paid, or to have set apart for payment, not less than the liquidation value of such shares before the holders of shares of the Common Stock or the holders of any other series of Preferred Stock ranking junior to such shares.

                (vii) Whether or not the shares of Preferred Stock or series thereof shall have voting rights, in addition to the voting rights provided by law, and, if such shares shall have such voting rights, the terms and conditions thereof, including but not limited to the right of the holders of such shares to vote as a separate class either alone or with the holders of shares of one or more other class or series of Preferred Stock and the right to have more than one vote per share.

                 (viii) Whether or not a sinking fund shall be provided for the redemption of the shares of Preferred Stock or series thereof, and, if such a sinking fund shall be provided, the terms and conditions thereof.

                 (ix) Whether or not a purchase fund shall be provided for the shares of Preferred Stock or series thereof, and, if such a purchase fund shall be provided, the terms and conditions thereof.

                 (x) Whether or not the shares of Preferred Stock or series thereof shall have conversion privileges, and, if such shares shall have conversion privileges, the terms and conditions of conversion, including but not limited to any provision for the adjustment of the conversion rate or the conversion price.

                 (xi) Any other relative rights, preferences, qualifications, limitations and restrictions.

                                                                APPENDIX B

Each two hundred (200) share of Common Stock (the "Old Common Stock") issued and outstanding or held in treasury as of _____________, 2003 (the "Effective Time") shall be reclassified as, and changed into, one (1) share of Common Stock, $.001 par value per share (the "New Common Stock"), without any action by the holder thereof. Stockholders who, at the Effective Time, would own a fraction of a share of New Common Stock shall, in respect of such fractional interest, shall be entitled to receive from the Corporation one (1) share of New Common Stock. Stockholders who hold multiple certificates will have their certificates aggregated and divided by the split ratio. Each certificate that theretofore represented shares of Old Common Stock shall thereafter represent that number of shares of New Common Stock into which the shares of Old Common Stock represented by such certificate shall have been reclassified; provided, however, that each person holding of record a stock certificate or certificates that represented shares of Old Common Stock shall receive, upon surrender of such certificate or certificates, a new certificate or certificates evidencing and representing the number of shares of New Common Stock to which such person is entitled.

                                                                APPENDIX C

                         2003 Equity Participation Plan


                           Lockwave Technologies, Inc.
                         2003 Equity Participation Plan

     1. Purpose of the Plan. The Lockwave Technologies, Inc. 2003 Equity Participation Plan (the "Plan") is intended to advance the interests of Lockwave Technologies, Inc. (the "Company") by inducing individuals or entities of outstanding ability and potential to join and remain with, or provide consulting or advisory services to, the Company, by encouraging and enabling eligible employees, non-employee Directors, consultants and advisors to acquire proprietary interests in the Company, and by providing the participating employees, non-employee Directors, consultants and advisors with an additional incentive to promote the success of the Company. This is accomplished by providing for the granting of "Options," which term as used herein includes both "Incentive Stock Options" and "Nonstatutory Stock Options, as later defined, and "Restricted Stock," to employees, non-employee Directors, consultants and advisors.

     2. Administration. The Plan shall be administered by the Board of Directors of the Company (the "Board" or "Board of Directors") or by a committee (the "Committee") consisting of at least two (2) persons chosen by the Board of Directors. Except as herein specifically provided, the interpretation and construction by the Board of Directors or the Committee of any provision of the Plan or of any Option, or with respect to any Restricted Stock, granted under it shall be final and conclusive. The receipt of Options or Restricted Stock by Directors, or any members of the Committee, shall not preclude their vote on any matters in connection with the administration or interpretation of the Plan.

     3. Shares Subject to the Plan. The shares subject to Options granted under the

Plan, and shares granted as Restricted Stock under the Plan, shall be shares of the Company's common stock, par value $.001 per share (the "Common Stock"), whether authorized but unissued or held in the Company's treasury, or shares purchased from stockholders expressly for use under the Plan. The maximum number of shares of Common Stock which may be issued pursuant to Options or as Restricted Stock granted under the Plan shall not exceed in the aggregate twenty million (20,000,000) shares. The Company shall at all times while the Plan is in force reserve such number of shares of Common Stock as will be sufficient to satisfy the requirements of all outstanding Options granted under the Plan. In the event any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the unpurchased shares subject thereto shall again be available for Options and grants of Restricted Stock under the Plan. In the event any shares of Restricted Stock are forfeited for any reason, the shares forfeited shall again be available for Options and grants of Restricted Stock under the Plan. In the event shares of Common Stock are delivered to, or withheld by, the Company pursuant to Sections 13(b) or 27 hereof, only the net number of shares issued, i.e., net of the shares so delivered or withheld, shall be considered to have been issued pursuant to the Plan.

     4. Participation. The class of individuals that shall be eligible to receive Options ("Optionees") and Restricted Stock ("Grantees") under the Plan shall be (a) with respect to Incentive Stock Options described in Section 6 hereof, all employees of either the Company or any parent or subsidiary corporation of the Company, and (b) with respect to Nonstatutory Stock Options described in Section 7 hereof and Restricted Stock described in Section 17 hereof, all employees, and non-employee Directors of, or consultants and advisors to, either the Company or any parent or subsidiary corporation of the Company; provided, however, neither Nonstatutory Stock Options nor Restricted Stock shall be granted to any such consultant or advisor unless (i) the consultant or advisor is a natural person (or an entity wholly-owned by the consultant or advisor), (ii) bona fide services have been or are to be rendered by such consultant or advisor and (iii) such services are not in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities. The Board of Directors or the Committee, in its sole discretion, but subject to the provisions of the Plan, shall determine the employees and non-employee Directors of, and the consultants and advisors to, the Company and its parent and subsidiary corporations to whom Options and Restricted Stock shall be granted, and the number of shares to be covered by each Option and each Restricted Stock grant, taking into account the nature of the employment or services rendered by the individuals or entities being considered, their annual compensation, their present and potential contributions to the success of the Company, and such other factors as the Board of Directors or the Committee may deem relevant. For purposes hereof, a non-employee to whom an offer of employment has been extended shall be considered an employee, provided that the Options granted to such individual shall not be exercisable, and the Restricted Stock granted shall not vest, in whole or in part, for a period of at least one year from the date of grant and in the event the individual does not commence employment with the Company, the Options and/or Restricted Stock granted shall be considered null and void.

     5. Stock Option Agreement. Each Option granted under the Plan shall be authorized by the Board of Directors or the Committee, and shall be evidenced by a Stock Option Agreement which shall be executed by the Company and by the individual or entity to whom such Option is granted. The Stock Option Agreement shall specify the number of shares of Common

Stock as to which any Option is granted, the period during which the Option is exercisable, and the option price per share thereof, and such other terms and provisions as the Board of Directors or the Committee may deem necessary or appropriate.


     6. Incentive Stock Options. The Board of Directors or the Committee may grant Options under the Plan which are intended to meet the requirements of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), with respect to "incentive stock options," and which are subject to the following terms and conditions and any other terms and conditions as may at any time be required by Section 422 of the Code (referred to herein as an "Incentive Stock Option"):

          (a) No Incentive Stock Option shall be granted to individuals other than employees of the Company or of a parent or subsidiary corporation of the Company.

          (b) Each Incentive Stock Option under the Plan must be granted prior to February 23, 2013, which is within ten (10) years from the date the Plan was adopted by the Board of Directors.

          (c) The option price of the shares subject to any Incentive Stock Option shall not be less than the fair market value (as defined in subsection (f) of this Section 6) of the Common Stock at the time such Incentive Stock Option is granted; provided, however, if an Incentive Stock Option is granted to an individual who owns, at the time the Incentive Stock Option is granted, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of a parent or subsidiary corporation of the Company (a "10% Stockholder"), the option price of the shares subject to the Incentive Stock Option shall be at least one hundred ten percent (110%) of the fair market value of the Common Stock at the time such Incentive Stock

Option is granted.

          (d) No  Incentive  Stock  Option  granted  under  the  Plan  shall  be exercisable after the expiration of ten (10) years from the date of its grant. However, if an Incentive Stock Option is granted to a 10% Stockholder, such Incentive Stock Option shall not be exercisable after the expiration of five (5) years from the date of its grant. Every Incentive Stock Option granted under the Plan shall be subject to earlier termination as expressly provided in Section 12 hereof.

          (e) For purposes of determining stock ownership under this Section 6, the attribution rules of Section 424(d) of the Code shall apply.

          (f) For purposes of the Plan, fair market value shall be determined by the Board of Directors or the Committee. If the Common Stock is listed on a national securities exchange or The Nasdaq Stock Market ("Nasdaq") or traded on the Over-the-Counter market, fair market value shall be the closing selling price or, if not available, the closing bid price or, if not available, the high bid price of the Common Stock quoted on such exchange or Nasdaq, or on the Over-the-Counter market, as reported by the exchange, Nasdaq or the National Association of Securities Dealers OTC Electronic Bulletin Board, or if the Common Stock is not so reported, then by the Pink Sheets, LLC, as the case may be, on the day immediately preceding the day on which the Option is granted (or, if granted after the close of business for trading, then on the day on which the Option is granted), or, if there is no selling or bid price on that day, the closing selling price, closing bid price or high bid price, as the case may be, on the most recent day which precedes that day and for which such prices are available. If there is no selling or bid price for the ninety (90) day period preceding the date of grant of an Option hereunder, fair market value shall be determined in good faith by the Board of Directors or the Committee.

     7. Nonstatutory Stock Options. The Board of Directors or the Committee may grant Options under the Plan which are not intended to meet the requirements of
Section 422 of the Code, as well as Options which are intended to meet the requirements of Section 422 of the Code but the terms of which provide that they will not be treated as Incentive Stock Options (referred to herein as a "Nonstatutory Stock Option"). Nonstatutory Stock Options shall be subject to the following terms and conditions:

          (a) A Nonstatutory Stock Option may be granted to any individual or entity eligible to receive an Option under the Plan pursuant to clause (b) of Section 4 hereof.

          (b) The option price of the shares subject to a Nonstatutory Stock Option shall be determined by the Board of Directors or the Committee, in its sole discretion, at the time of the grant of the Nonstatutory Stock Option.

          (c) A Nonstatutory Stock Option granted under the Plan may be of such duration as shall be determined by the Board of Directors or the Committee (subject to earlier termination as expressly provided in Section 12 hereof).

     8. Reload Options. The Board of Directors or the Committee may grant Options with a reload feature. A reload feature shall only apply when the option price is paid by delivery of Common Stock (as set forth in Section 13(b)(ii)) or by having the Company reduce the number of shares otherwise issuable to an Optionee (as provided for in the last sentence of Section 13(b)) (a "Net Exercise"). The Stock Option Agreement for the Options containing the reload feature shall provide that the Option holder shall receive, contemporaneously with the payment of the option price in shares of Common Stockor in the event of a Net Exercise, a reload stock option (the "Reload Option") to purchase that number of shares of Common Stock equal to the sum of (i) the number of shares of Common Stock used to exercise the Option (or not issued in the case of a Net Exercise), and (ii) with respect to Nonstatutory Stock Options, the number of shares of Common Stock used to satisfy any tax withholding requirement incident to the exercise of such Nonstatutory Stock Option. The terms of the Plan applicable to the Option shall be equally applicable to the Reload Option with the following exceptions: (i) the option price per share of Common Stock deliverable upon the exercise of the Reload Option, (A) in the case of a Reload Option which is an Incentive Stock Option being granted to a 10% Stockholder, shall be one hundred ten percent (110%) of the fair market value of a share of Common Stock on the date of grant of the Reload Option and (B) in the case of a Reload Option which is an Incentive Stock Option being granted to a person other than a 10% Stockholder or is a Nonstatutory Stock Option, shall be the fair market value of a share of Common Stock on the date of grant of the Reload Option; and (ii) the term of the Reload Option shall be equal to the remaining option term of the Option (including a Reload Option) which gave rise to the Reload Option. The Reload Option shall be evidenced by an appropriate amendment to the Stock Option Agreement for the Option which gave rise to the Reload Option. In the event the exercise price of an Option containing a reload feature is paid by check and not in shares of Common Stock, the reload feature shall have no application with respect to such exercise.

     9. Rights of Option Holders. The holder of an Option granted under the Plan shall have none of the rights of a stockholder with respect to the stock covered by his Option until such stock shall be transferred to him upon the exercise of his Option.

     10. Alternate Stock Appreciation Rights.

          (a) Concurrently with, or subsequent to, the award of any Option to purchase one or more shares of Common Stock, the Board of Directors or the Committee may, in its sole discretion, subject to the provisions of the Plan and such other terms and conditions as the Board of Directors or the Committee may prescribe, award to the Optionee with respect to each share of Common Stock covered by an Option ("Related Option"), a related alternate stock appreciation right ("SAR"), permitting the Optionee to be paid the appreciation on the Related Option in lieu of exercising the Related Option. An SAR granted with respect to an Incentive Stock Option must be granted together with the Related Option. An SAR granted with respect to a Nonstatutory Stock Option may be granted together with, or subsequent to, the grant of such Related Option.

          (b) Each SAR granted under the Plan shall be authorized by the Board of Directors or the Committee, and shall be evidenced by an SAR Agreement which shall be executed by the Company and by the individual or entity to whom such SAR is granted. The SAR Agreement shall specify the period during which the SAR is exercisable, and such other terms and provisions not inconsistent with the Plan.

          (c) An SAR may be exercised only if and to the extent that its Related Option is eligible to be exercised on the date of exercise of the SAR. To the extent that a holder of an SAR has a current right to exercise, the SAR may be exercised from time to time by delivery by the holder thereof to the Company at its principal office (attention: Secretary) of a written notice of the number of shares with respect to which it is being exercised. Such notice shall be accompanied by the agreements evidencing the SAR and the Related Option. In the event the SAR shall not be exercised in full, the Secretary of the Company shall endorse or cause to be endorsed on the SAR Agreement and the Related Option Agreement the number of shares which have been exercised thereunder and the number of shares that remain exercisable under the SAR and the Related Option and return such SAR and Related Option to the holder thereof.

          (d) The amount of payment to which an Optionee shall be entitled upon the exercise of each SAR shall be equal to one hundred percent (100%) of the amount, if any, by which the fair market value of a share of Common Stock on the exercise date exceeds the exercise price per share of the Related Option; provided, however, the Company may, in its sole discretion, withhold from any such cash payment any amount necessary to satisfy the Company's obligation for withholding taxes with respect to such payment.


          (e) The amount payable by the Company to an Optionee upon exercise of a SAR may, in the sole determination of the Company, be paid in shares of Common Stock, cash or a combination thereof, as set forth in the SAR Agreement. In the case of a payment in shares, the number of shares of Common Stock to be paid to an Optionee upon such Optionee's exercise of an SAR shall be determined by dividing the amount of payment determined pursuant to Section 10(d) hereof by the fair market value of a share of Common Stock on the exercise date of such SAR. For purposes of the Plan, the exercise date of an SAR shall be the date the Company receives written notification from the Optionee of the exercise of the SAR in accordance with the provisions of Section 10(c) hereof. As soon as practicable after exercise, the Company shall either deliver to the Optionee the amount of cash due such Optionee or a certificate or certificates for such shares of Common Stock. All such shares shall be issued with the rights and restrictions specified herein.

          (f) SARs shall terminate or expire upon the same conditions and in the same manner as the Related Options, and as set forth in Section 12 hereof.

          (g) The exercise of any SAR shall cancel and terminate the right to purchase an equal number of shares covered by the Related Option.

          (h) Upon the exercise or termination of any Related Option, the SAR with respect to such Related Option shall terminate to the extent of the number of shares of Common Stock as to which the Related Option was exercised or terminated.

          (i) An SAR granted pursuant to the Plan shall be transferable to the same extent as the Related Option.

          (j) All references in this Plan to "Options" shall be deemed to include "SARs" where applicable.

     11. Transferability of Options.

          (a) No Option granted under the Plan shall be transferable by the individual or entity to whom it was granted other than by will or the laws of descent and distribution, and, during the lifetime of an individual, shall not be exercisable by any other person, but only by him.

          (b) Notwithstanding Section 11(a) above, a Nonstatutory Stock Option granted under the Plan may be transferred in whole or in part during an Optionee's lifetime, upon the approval of the Board of Directors or the Committee, to an Optionee's "family members" (as such term is defined in Rule 701(c)(3) of the Securities Act of 1933, as amended, and General Instruction A(1)(a)(5) to Form S-8) through a gift or domestic relations order. The transferred portion of a Nonstatutory Stock Option may only be exercised by the person or entity who acquires a proprietary interest in such option pursuant to the transfer. The terms applicable to the transferred portion shall be the same as those in effect for the Option immediately prior to such transfer and shall be set forth in such documents issued to the transferee as the Board of Directors or the Committee may deem appropriate. As used in this Plan the terms "Optionee" and "holder of an Option" shall refer to the grantee of the Option and not any transferee thereof.

     12. Effect of Termination of Employment or Death on Options.

          (a) Unless otherwise provided in the Stock Option Agreement, if the employment of an employee by, or the services of a non-employee Director for, or consultant or advisor to, the Company or a parent or subsidiary corporation of the Company shall be terminated for Cause (as hereinafter defined) or voluntarily by the employee, non-employee Director, consultant or advisor, then his Option shall expire forthwith. Unless otherwise provided in the Stock Option Agreement, and except as provided in subsections (b) and (c) of this Section 12, if such employment or services shall terminate for any other reason, then such Option may be exercised at any time within three (3) months after such termination, subject to the provisions of subsection (d) of this Section 12. For purposes hereof, "Cause" shall include, without limitation, (i) conviction of, or a plea of nolo contendere to, a felony or other serious crime; (ii) commission of any act involving moral turpitude; (iii) commission of any act of dishonesty involving the Company or the performance of the Optionee's duties; (iv) breach of any fiduciary duty to the Company; (v) any alcohol or substance abuse on the part of the Optionee; (vi) the Optionee's commission of any illegal business practices in connection with the Company's business; (vii) any embezzlement or misappropriation of assets; (viii) any excessive unexcused absences from employment or service; (ix) continued and habitual neglect to perform material stated duties; (x) material breach of any provision of any employment, consulting or advisory agreement between the Optionee and the Company; (xi) engagement in any other misconduct that is materially injurious to the Company; or (xii) if the Employee is party to an agreement with the Company, anything which constitutes "Cause" thereunder as it relates to termination of employment or services. All references in the above definition of "Cause" to the Company shall be deemed to include any parent or subsidiary thereof.

     For purposes of the Plan, the retirement of an individual either pursuant to a pension or retirement plan adopted by the Company or at the normal retirement date prescribed from time to time by the Company shall be deemed to be termination of such individual's employment other than voluntarily or for cause. For purposes of this subsection (a), an employee, non-employee Director, consultant or advisor who leaves the employ or services of the Company to become an employee or non-employee Director of, or a consultant or advisor to, a parent or subsidiary corporation of the Company or a corporation (or subsidiary or parent corporation of the corporation) which has assumed the Option of the Company as a result of a corporate reorganization or like event shall not be considered to have terminated his employment or services.

          (b) Unless otherwise provided in the Stock Option Agreement, if the holder of an Option under the Plan dies (i) while employed by, or while serving as a non-employee Director for or a consultant or advisor to, the Company or a parent or subsidiary corporation of the Company, or (ii) within three (3) months after the termination of his employment or services other than voluntarily or for Cause, then such Option may, subject to the provisions of subsection (d) of this Section 12, be exercised by the estate of the employee or non-employee Director, consultant or advisor, or by a person who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of such employee or non-employee Director, consultant or advisor, at any time within one (1) year after such death.

          (c) Unless otherwise provided in the Stock Option Agreement, if the holder of an Option under the Plan ceases employment or services because of permanent and total disability (within the meaning of Section 22(e)(3) of the Code) ("Permanent Disability") while employed by, or while serving as a non-employee Director for or consultant or advisor to, the

     Company or a parent or subsidiary corporation of the Company, then such Option may, subject to the provisions of subsection (d) of this Section 12, be exercised at any time within one (1) year after his termination of employment, termination of Directorship or termination of consulting or advisory services, as the case may be, due to the disability.

          (d) An Option may not be exercised pursuant to this Section 12 except to the extent that the holder was entitled to exercise the Option at the time of termination of employment, termination of Directorship, termination of consulting or advisory services, or death, and in any event may not be exercised after the expiration of the Option.

          (e) For purposes of this Section 12, the employment relationship of an employee of the Company or of a parent or subsidiary corporation of the Company will be treated as continuing intact while he is on military or sick leave or other bona fide leave of absence (such as temporary employment by the Government) if such leave does not exceed ninety (90) days, or, if longer, so long as his right to reemployment is guaranteed
     either   by   statute   or  by   contract.

          13. Exercise of Options.

          (a) Unless otherwise provided in the Stock Option Agreement, any Option granted under the Plan shall be exercisable in whole at any time, or in part from time to time, prior to expiration. The Board of Directors or the Committee, in its absolute discretion, may provide in any Stock Option Agreement that the exercise of any Options granted under the Plan shall be subject (i) to such condition or conditions as it may impose, including, but not limited to, a condition that the holder thereof remain in the employ or service of, or continue to provide consulting or advisory services to, the Company or a parent or subsidiary corporation of the Company for such period or periods from the date of grant of the Option as the Board of Directors or the Committee, in its absolute discretion, shall determine; and (ii) to such limitations as it may impose, including, but not limited to, a limitation that the aggregate fair market value (determined at the time the Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any employee during any calendar year (under all plans of the Company and its parent and subsidiary corporations) shall not exceed one hundred thousand dollars ($100,000). In addition, in the event that under any Stock Option Agreement the aggregate fair market value (determined at the time the Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any employee during any calendar year (under all plans of the Company and its parent and subsidiary corporations) exceeds one hundred thousand dollars ($100,000), the Board of Directors or the Committee may, when shares are transferred upon exercise of such Options, designate those shares which shall be treated as transferred upon exercise of an Incentive Stock Option and those shares which shall be treated as transferred upon exercise of a Nonstatutory Stock Option.

          (b) An Option granted under the Plan shall be exercised by the delivery by the holder thereof to the Company at its principal office (attention of the Secretary) of written notice of the number of shares with respect to which the Option is being exercised. Such notice shall be accompanied, or followed within ten (10) days of delivery thereof, by payment of the full option price of such shares, and payment of such option price shall be made by the holder's delivery of (i) his check payable to the order of he Company, or (ii) previously acquired Common Stock, the fair market value of which shall be determined as of the date of exercise (provided that the shares delivered pursuant hereto are acceptable to the Board of Directors or the Committee in its sole discretion) or (iii) if provided for in the Stock Option Agreement, his check payable to the order of the Company in an amount at least equal to the par value of the Common Stock being acquired, together with a promissory note, in form and upon such terms as are acceptable to the Board or the Committee, made payable to the order of the Company in an amount equal to the balance of the exercise price, or (iv) by the holder's delivery of any combination of the foregoing
     (i), (ii) and (iii). Alternatively, if provided for in the Stock Option Agreement, the holder may elect to have the Company reduce the number of shares otherwise issuable by a number of shares having a fair market value equal to the exercise price of the Option being exercised.

     14. Adjustment Upon Change in Capitalization.

          (a) In the event that the outstanding Common Stock is hereafter changed by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares, reverse split, stock dividend or the like, an appropriate adjustment shall be made by the Board of Directors or the Committee in the aggregate number of shares available under the Plan, in the number of shares and option price per share subject to outstanding Options, and in any limitation on exerciseability referred to in Section 13(a)(ii) hereof which is set forth in outstanding Incentive Stock Options. If the Company shall be reorganized, consolidated, or merged with another corporation, subject to the provisions of Section 19 hereof, the holder of an Option shall be entitled to receive upon the exercise of his Option the same number and kind of shares of stock or the same amount of property, cash or securities as he would have been entitled to receive upon the happening of any such corporate event as if he had been, immediately prior to such event, the holder of the number of shares covered by his Option; provided, however, that in such event the Board of Directors or the Committee shall have the discretionary power to take any action necessary or appropriate to prevent any Incentive Stock Option granted hereunder which is intended to be an

     "incentive stock option" from being disqualified as such under the then existing provisions of the Code or any law amendatory thereof or supplemental thereto; and provided, further, however, that in such event the Board of Directors or the Committee shall have the discretionary power to take any action necessary or appropriate to prevent such adjustment from being deemed or considered as the adoption of a new plan requiring shareholder approval under Section 422 of the Code and the regulations promulgated thereunder.

          (b) Any adjustment in the number of shares shall apply proportionately to only the unexercised portion of the Option granted hereunder. If fractions of a share would result from any such adjustment, the adjustment shall be revised to the next lower whole number of shares.

          15. Further Conditions of Exercise of Options.

          (a) Unless prior to the exercise of the Option the shares issuable upon such exercise have been registered with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, the notice of exercise shall be accompanied by a representation or agreement of the person or estate exercising the Option to the Company to the effect that such shares are being acquired for investment purposes and not with a view to the distribution thereof, and such other documentation as may be required by the Company, unless in the opinion of counsel to the Company such representation, agreement or documentation is not necessary to comply with such Act.

          (b) If the Common Stock is listed on any securities exchange, including, without limitation, Nasdaq, the Company shall not be obligated to deliver any Common Stock pursuant to this Plan until it has been listed on each such exchange. In addition, the Company shall not be obligated to deliver any Common Stock pursuant to this Plan until there has been qualification under or compliance with such federal or state laws, rules or regulations as the Company may deem applicable. The Company shall use reasonable
     efforts  to  obtain  such  listing,   qualification  and  compliance.


     16. Restricted Stock Grant Agreement. Each Restricted Stock grant under the Plan shall be authorized by the Board of Directors or the Committee, and shall be evidenced by a Restricted Stock Grant Agreement which shall be executed by the Company and by the individual or entity to whom such Restricted Stock is granted. The Restricted Stock Grant Agreement shall specify the number of shares of Restricted Stock granted, the vesting periods and such other terms and provisions as the Board of Directors or the Committee may deem necessary or appropriate.


     17. Restricted Stock Grants.

          (a) The Board of Directors or the Committee may grant Restricted Stock under the Plan to any individual or entity eligible to receive Restricted Stock pursuant to clause (b) of Section 4 hereof.

          (b) In addition to any other applicable provisions hereof and except as may otherwise be specifically provided in a Restricted Stock Grant Agreement, the following restrictions in this Section 17(b) shall apply to grants of Restricted Stock made by the Board or the Committee:

               (i) No shares granted pursuant to a grant of Restricted Stock may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until, and to the extent that, such shares are vested.

               (ii) Shares granted pursuant to a grant of Restricted Stock shall vest as determined by the Board or the Committee, as provided for in the Restricted Stock Grant Agreement. The foregoing notwithstanding (but subject to the provisions of (iii) hereof and subject to the discretion of the Board or the Committee), a Grantee shall forfeit all shares not previously vested, if any, at such time as the Grantee is no longer employed by, or serving as a Director of, or rendering consulting or advisory services to, the Company or a parent or subsidiary corporation of the Company. All forfeited shares shall be returned to the Company.

               (iii) Notwithstanding the provisions of (ii) hereof, non-vested Restricted Stock shall automatically vest as provided for in Section 19 hereof.

          (c) In determining the vesting requirements with respect to a grant of Restricted Stock, the Board or the Committee may impose such restrictions on any shares granted as it may deem advisable including, without limitation, restrictions relating to length of service, corporate performance, attainment of individual or group performance objectives, and federal or state securities laws, and may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions. Any such restrictions shall be specifically set forth in the Restricted Stock Grant Agreement.

          (d) Certificates representing shares granted that are subject to restrictions shall be held by the Company or, if the Board or the Committee so specifies, deposited with a third-party custodian or trustee until lapse of all restrictions on the shares. After such lapse, certificates for such shares (or the vested percentage of such shares) shall be delivered by the Company to the Grantee; provided, however, that the Company need not issue fractional shares.

          (e) During any applicable period of restriction, the Grantee shall be the record owner of the Restricted Stock and shall be entitled to vote such shares and receive all dividends and other distributions paid with respect to such shares while they are so restricted. However, if any such dividends or distributions are paid in shares of Company stock or cash or other property during an applicable period of restriction, the shares, cash and/or other property deliverable shall be held by the Company or third party custodian or trustee and be subject to the same restrictions as the shares with respect to which they were issued. Moreover, the Board or the Committee may provide in each grant such other restrictions, terms and conditions as it may deem advisable with respect to the treatment and holding of any stock, cash or property that is received in exchange for Restricted Stock granted pursuant to the Plan.


          (f) Each Grantee making an election pursuant to Section 83(b) of the Code shall, upon making such election, promptly provide a copy thereof to the Company.

          (g) If the Company shall be reorganized, consolidated, or merged with another corporation or entity, subject to the provisions of Section 19 hereof, the shares of stock or the property, cash or securities which the holder of Restricted Stock shall be entitled to receive upon the happening of any such corporate event in respect of his Restricted Stock, shall be subject to the same restrictions to which such Restricted Stock was subject pursuant to the terms of the Restricted Stock Grant Agreement relating to such Restricted Stock, and in such event the Board of Directors or the Committee shall have the discretionary power to take any action necessary or appropriate to preserve the "restricted stock" nature of the Restricted Stock so converted or exchanged, or to prevent such Restricted Stock so converted or exchanged from being disqualified as such under the then existing provisions of the Code or any law amendatory thereof or supplemental thereto.

          (h) If fractions of a share of Restricted Stock would result from any such adjustment, the adjustment shall be treated in the same manner as Common Stock in such corporate event.

     18. Restrictions Upon Shares; Right of First Refusal.

          (a) No Optionee or Grantee (collectively, "Participant") shall, for value or otherwise, sell, assign, transfer or otherwise dispose of all or any part of the shares issued pursuant to the exercise of an Option or received as Restricted Stock (collectively, the "Shares"), or of any beneficial interest therein (collectively a "Disposition"), except as permitted by and in accordance with the provisions of the Plan. The Company shall not recognize as valid or give effect to any Disposition of any Shares or interest therein upon the books of the Company unless and until the Participant desiring to make such Disposition shall have complied with the provisions of the Plan.

          (b) No Participant shall, without the written consent of the Company, pledge, encumber, create a security interest in or lien on, or in any way attempt to otherwise impose or suffer to exist any lien, attachment, levy, execution or encumbrance on the Shares.

          (c) If, at any time, a Participant desires to make a Disposition of any of the Shares (the "Offered Shares") to any third-party individual or entity pursuant to a bona fide offer (the "Offer"), he shall give written notice of his intention to do so ("Notice of Intent to Sell") to the Company, which notice shall specify the name(s) of the offeror(s) (the "Proposed Offeror(s)"), the price per share offered for the Offered Shares and all other terms and conditions of the proposed transaction. Thereupon, the Company shall have the option to purchase from the Participant all, but not less than all, the Offered Shares upon the same terms and conditions as set forth in the Offer.


          (d) If the Company desires to purchase all of the Offered Shares, it must send a written notice to such effect to the Participant within thirty
     (30) days following receipt of the Notice of Intent to Sell.

          (e) The closing of any purchase and sale of the Offered Shares shall take place sixty (60) days following receipt by the Company of the Notice of Intent to Sell.

          (f) If the Company does not elect to purchase all of the Offered Shares within the period set forth in paragraph (d) hereof, no Shares may be purchased by the Company, and the Participant shall thereupon be free to dispose of such Shares to the Proposed Offeror(s) strictly in accordance with the terms of the Offer. If the Offered Shares are not disposed of strictly in accordance with the terms of the Offer within a period of one hundred twenty (120) days after the Participant gives a Notice of Intent to Sell, such Shares may not thereafter be sold without compliance with the provisions hereof.

          (g) All certificates representing the Shares shall bear on the face or reverse side thereof the following legend:

                           "The shares represented by this certificate are subject to the provisions of the Lockwave Technologies, Inc. 2003 Equity Participation Plan, a copy of which is on file at the offices of the Company."

          (h) The provisions of this Section 18 shall terminate and be of no further force or effect at such time, if ever, that the Company becomes subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), pursuant to Section 13 or 15(d) thereof.

     19. Liquidation, Merger or Consolidation. Notwithstanding Section 14(a) hereof, if the Board of Directors approves a plan of complete liquidation or a merger or consolidation (other than a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), at least fifty percent (50%) of the combined voting power of the voting securities of the Company (or such surviving entity) outstanding immediately after such merger or consolidation), the Board of Directors or the Committee may, in its sole discretion, upon written notice to the holder of an Option, provide that the Option must be exercised within twenty
(20) days following the date of such notice or it will be terminated. In the event such notice is given, the Option shall become immediately exercisable in full.

     20. Effectiveness of the Plan. The Plan was adopted by the Board of Directors on February 24, 2003. The Plan shall be subject to approval on or before February 23, 2004, which is within one (1) year of adoption of the Plan by the Board of Directors, by the affirmative vote of the holders of a majority of the votes of the outstanding shares of capital stock of the Company present in person or represented by proxy at a meeting of stockholders and entitled to vote thereon (or in the case of action by written consent in lieu of a meeting of stockholders, the number of votes required by applicable law to act in lieu of a meeting) ("Stockholder Approval"). In the event such Stockholder Approval is withheld or otherwise not received on or before the latter date, the Plan and, unless otherwise provided in the Stock Option Agreement and/or the Restricted Stock Grant Agreement, all Options and Restricted Stock that may have been granted hereunder shall become null and void.

     21. Termination, Modification and Amendment.

          (a) The Plan (but not Options previously granted under the Plan) shall terminate on February 23, 2013, which is within ten (10) years from the date of its adoption by the Board of Directors, or sooner as hereinafter provided, and no Option or Restricted Stock shall be granted after termination of the Plan. The foregoing shall not be deemed to limit the vesting period for Restricted Stock granted pursuant to the Plan.

          (b) The Plan may from time to time be terminated, modified, or amended if Stockholder Approval of the termination, modification or amendment is obtained.

          (c) The Board of Directors may at any time, on or before the termination date referred to in Section 21(a) hereof, without Stockholder Approval, terminate the Plan, or from time to time make such modifications or amendments to the Plan as it may deem advisable; provided, however, that the Board of Directors shall not, without Stockholder Approval, (i) increase (except as otherwise provided by Section 14 hereof) the maximum number of shares as to which Incentive Stock Options may be granted hereunder, change the designation of the employees or class of employees eligible to receive Incentive Stock Options, or make any other change which would prevent any Incentive Stock Option granted hereunder which is intended to be an "incentive stock option" from qualifying as such under the then existing provisions of the Code or any law amendatory thereof or supplemental thereto or (ii) make any other modifications or amendments that require Stockholder Approval pursuant to applicable law, regulation or exchange requirements. In the event Stockholder Approval is not received within one (1) year of adoption by the Board of Directors of the change provided for in (i) or (ii) above, then, unless otherwise provided in the Stock Option Agreement and/or Restricted Stock Grant Agreement (but subject to applicable law), the change and all Options, SARs and Restricted Stock that may have been granted pursuant thereto shall be null and void.


          (d) No termination, modification, or amendment of the Plan may, without the consent of the individual or entity to whom any Option or Restricted Stock shall have been granted, adversely affect the rights conferred by such Option or Restricted Stock grant.

     22. Not a Contract of Employment. Nothing contained in the Plan or in any Stock Option Agreement or Restricted Stock Grant Agreement executed pursuant hereto shall be deemed to confer upon any individual or entity to whom an Option or Restricted Stock is or may be granted hereunder any right to remain in the employ or service of the Company or a parent or subsidiary corporation of the Company or any entitlement to any remuneration or other benefit pursuant to any consulting or advisory arrangement.

     23. Use of Proceeds. The proceeds from the sale of shares pursuant to Options or Restricted Stock granted under the Plan shall constitute general funds of the Company.

     24. Indemnification of Board of Directors or Committee. In addition to such other rights of indemnification as they may have, the members of the Board of Directors or the Committee, as the case may be, shall be indemnified by the Company to the extent permitted under applicable law against all costs and expenses reasonably incurred by them in connection with any action, suit, or proceeding to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any rights granted thereunder and against all amounts paid by them in settlement thereof or paid by them in satisfaction of a judgment of any such action, suit or proceeding, except a judgment based upon a finding of bad faith. Upon the institution of any such action, suit, or proceeding, the member or members of the Board of Directors or the Committee, as the case may be, shall notify the Company in writing, giving the Company an opportunity at its own cost to defend the same before such member or members undertake to defend the same on his or their own behalf.

     25. Captions. The use of captions in the Plan is for convenience. The captions are not intended to provide substantive rights.

     26. Disqualifying Dispositions. If Common Stock acquired upon exercise of an Incentive Stock Option granted under the Plan is disposed of within two years following the date of grant of the Incentive Stock Option or one year following the issuance of the Common Stock to the Optionee, or is otherwise disposed of in a manner that results in the Optionee being required to recognize ordinary income, rather than capital gain, from the disposition (a "Disqualifying Disposition"), the holder of the Common Stock shall, immediately prior to such Disqualifying Disposition, notify the Company in writing of the date and terms of such Disqualifying Disposition and provide such other information regarding the Disqualifying Disposition as the Company may reasonably require.

     27. Withholding Taxes.

          (a) Whenever under the Plan shares of Common Stock are to be delivered to an Optionee upon exercise of a Nonstatutory Stock Option or to a Grantee of Restricted Stock, the Company shall be entitled to require as a condition of delivery that the Optionee or Grantee remit or, at the discretion of the Board or the Committee, agree to remit when due, an amount sufficient to satisfy all current or estimated future Federal, state and local income tax withholding requirements, including, without limitation, the employee's portion of any employment tax requirements relating thereto. At the time of a Disqualifying Disposition, the Optionee shall remit to the Company in cash the amount of any applicable Federal, state and local income tax withholding and the employee's portion of any employment taxes.

          (b) The Board of Directors or the Committee may, in its discretion, provide any or all holders of Nonstatutory Stock Options or Grantees of Restricted Stock with the right to use shares of Common Stock in satisfaction of all or part of the withholding taxes to which such holders may become subject in connection with the exercise of their Options or their receipt of Restricted Stock. Such right may be provided to any such holder in either or both of the following formats:

               (i) The election to have the Company withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Nonstatutory Stock Option or otherwise deliverable as a result of the vesting of Restricted Stock, a portion of those shares with an aggregate fair market value equal to the percentage of the withholding taxes (not to exceed one hundred percent (100%)) designated by the holder.

               (ii) The election to deliver to the Company, at the time the Nonstatutory Stock Option is exercised or Restricted Stock is granted or vested, one or more shares of Common Stock previously acquired by such holder (other than in connection with the option exercise or Restricted Stock grant triggering the withholding taxes) with an aggregate fair market value equal to the percentage of the withholding taxes (not to exceed one hundred percent (100%)) designated by the holder.

     28. Other Provisions. Each Option granted, and each Restricted Stock grant, under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board or the Committee, in its sole discretion. Notwithstanding the foregoing, each Incentive Stock Option granted under the Plan shall include those terms and conditions which are necessary to qualify the Incentive Stock Option as an "incentive stock option" within the meaning of Section 422 of the Code and the regulations thereunder and shall not include any terms and conditions which are inconsistent therewith.

     29. Definitions. For purposes of the Plan, the terms "parent corporation" and "subsidiary corporation" shall have the meanings set forth in Sections 424(e) and 424(f) of the Code, respectively, and the masculine shall include the feminine and the neuter as the context requires.

     30. Governing Law. The Plan shall be governed by, and all questions arising hereunder shall be determined in accordance with, the laws of the State of Delaware, excluding choice of law principles thereof.